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INDEPENDENT ACCOUNTANT'S REPORT ON APPLYING AGREED-UPON PROCEDURES

Management of

Avis Budget Car Rental, LLC
379 Interpace Parkway,
Parsippany, New Jersey 07054

AESOP Leasing L.P.
379 Interpace Parkway,
Parsippany, New Jersey 07054

Avis Budget Rental Car Funding (AESOP) LLC
379 Interpace Parkway,
Parsippany, New Jersey 07054

We have performed the procedures described below, related to certain information with respect to a portfolio of rental cars in conjunction with the proposed offering of Avis Budget Rental Car Funding (AESOP) LLC Series 2024-1, Series 2024-2, Series 2024-3 and Series 2024-4 Rental Car Asset Backed Notes (the “Asset Portfolio” or the “Transaction”). Avis Budget Car Rental, LLC and its wholly-owned subsidiaries AESOP Leasing L.P. and Avis Budget Rental Car Funding (AESOP) LLC (collectively, the “Company”) are responsible for the information provided regarding the Asset Portfolio or the Transaction.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Asset Portfolio or the Transaction. Additionally, the Specified Users, as defined in the engagement letter dated December 8, 2023 (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.

Agreed-Upon Procedures

Representatives of the Company provided us with a computer-generated monthly Motor Vehicle Subsidiary Ledger containing, as represented to us by the Company, the revenue-earning leased rental vehicle data of AESOP Leasing L.P. as of the close of business on October 31, 2023 (the “Inventory File”). We selected a random sample of 365 vehicle records from the Inventory File (the “Sample Vehicles”). The sample size of 365 was determined by the Company using attribute sampling principles to provide an estimated maximum error rate in the population of 5% at a 95% confidence level, presuming 3% errors could be observed in the sample.

For all Sample Vehicles, we performed the following:

1.Obtained the vehicle’s certificate of title, or data imaged facsimile or photocopy thereof, (the “Title”) or, to the extent the Sample Vehicle’s Title was unavailable and it had a purchase date 45 days or less prior to October 31, 2023, the title application or the vehicle inspection certificate submitted with the vehicle’s appropriate state department of motor vehicles agency (collectively, the “Title Application” and, together with the Title, the “Supporting Documents”).

2.Agreed the lessor or registered owner and the first lien holder (collectively, the “Characteristics”) on the Supporting Documents to the following table based upon the Fund Code field denoted in the Inventory File.

AESOP Lease	Fund Code	Lessor or Registered Owner	First Lien holder
AESOP I Operating	90	PV Holding Corp.	Bank of NY
AESOP I Finance	93	Avis Rent A Car Systems, Inc.	Bank of NY
AESOP I Operating	90	Avis Budget Car Rental LLC	Bank of NY
AESOP I Finance	93	Avis Budget Car Rental LLC	Bank of NY
AESOP II Operating	90	AESOP Leasing Corp.	Bank of NY
AESOP I Operating	90	Quartx	Bank of NY
AESOP Finance	93	Budget RAC	Bank of NY

For any Sample Vehicles for which the procedures outlined above could not be completed, an exception is reported, except for instances of lien holders absent from the Supporting Document for vehicles titled in the states of Oklahoma, Ohio or Nebraska, and except for instances in which the vehicles are titled in the state of Hawaii, in which sample vehicles in fund codes of 90 and 93, are registered to Avis Rent a Car Systems, LLC and PV Holding Corp., respectively.

The Supporting Documents described above used in support of the Characteristics were provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Supporting Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Supporting Documents. In addition, we make no representations as to whether the Supporting Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Vehicles.

Agreed-Upon Procedures Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the table above based upon the Fund Code field denoted in the Inventory File were found to be in agreement with the related Supporting Documents, except as described in Appendix A. We did not perform any procedures with respect to the Characteristics relating to the Sample Vehicles with Source Documents that were not provided to us by the Company, as set forth on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the rental vehicles underlying the Inventory File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the rental vehicles or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Inventory File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company and the Specified Users and is not intended to be and should not be used by anyone other than the Company or these Specified Users.

Yours truly,

/s/ Deloitte & Touche LLP

December 15, 2023

Appendix A to Independent Accountant's Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated December 15, 2023.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	No Supporting Documents available to be provided as set out in the Agreed Upon Procedures
2	No Supporting Documents available to be provided as set out in the Agreed Upon Procedures
3	No Supporting Documents available to be provided as set out in the Agreed Upon Procedures
4	No Supporting Documents available to be provided as set out in the Agreed Upon Procedures

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached. Please refer to Appendix B for supplemental information related to the Findings.

Appendix B to Independent Accountant's Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated December 15, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the existence of the following:

Exception Description Number	Sample Vehicle VIN (last 8 digits)	Supporting Document not Verified
1	N7177731	Title or Title Application
2	PZ062586	Title or Title Application
3	PR592363	Title or Title Application
4	P8828500	Title or Title Application

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.